Exhibit 99.2
ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
3rd Quarter Ended September 30, 2011

Investor Contact: Keith Lennox	This report is for informational purposes only. It should be read in conjunction with documents filed by Allied World Assurance Company Holdings, AG with the U.S. Securities and Exchange Commission.
Phone: (646) 794-0750
email: keith.lennox@awac.com

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
Any forward-looking statements made in this report reflect our current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements. For example, our forward-looking statements could be affected by pricing and policy term trends; increased competition; the impact of acts of terrorism and acts of war; greater frequency or severity of unpredictable catastrophic events; negative rating agency actions; the adequacy of our loss reserves; the company or its subsidiaries becoming subject to significant income taxes in the United States or elsewhere; changes in regulations or tax laws; changes in the availability, cost or quality of reinsurance or retrocessional coverage; adverse general economic conditions; and judicial, legislative, political and other governmental developments, as well as management’s response to these factors, and other factors identified in our filings with the U.S. Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
FINANCIAL SUPPLEMENT TABLE OF CONTENTS

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
BASIS OF PRESENTATION
DEFINITIONS AND PRESENTATION
- All financial information contained herein is unaudited.
- Unless otherwise noted, all data is in thousands of U.S. dollars, except for share, per share, percentage and ratio information.
- Allied World Assurance Company Holdings, AG, along with others in the industry, use underwriting ratios as measures of performance. The loss and loss expense ratio is calculated by dividing net losses and loss expenses by net premiums earned. The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned. The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned. The expense ratio is calculated by combining the acquisition cost ratio and the general and administrative expense ratio. The combined ratio is calculated by combining the loss and loss expense ratio, the acquisition cost ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.
- In presenting the company’s results, management has included and discussed certain “non-GAAP” financial measures, as such term is defined in Regulation G promulgated by the SEC. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles (“GAAP”). The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement. See page 32 for further details.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED FINANCIAL HIGHLIGHTS

		THREE MONTHS ENDED		NINE MONTHS ENDED		Previous		Previous
		SEPTEMBER 30,		SEPTEMBER 30,		Quarter		Year to Date
		2011	2010	2011	2010	Change		Change
HIGHLIGHTS	Gross premiums written	$442,698	$378,445	$1,522,984	$1,376,455	17.0%		10.6%
	Net premiums written	350,260	302,169	1,226,934	1,105,256	15.9%		11.0%
	Net premiums earned	371,340	339,496	1,061,523	1,016,744	9.4%		4.4%
	Net investment income	47,883	59,479	150,459	193,975	(19.5%)		(22.4%)
	Net (loss) income	(10,972)	254,520	91,448	572,219	(104.3%)		(84.0%)
	Operating income	86,164	143,552	89,005	300,543	(40.0%)		(70.4%)
	Total investments and cash & cash equivalents	8,443,332	8,082,961	8,443,332	8,082,961	4.5%		4.5%
	Total assets	10,833,820	10,216,461	10,833,820	10,216,461	6.0%		6.0%
	Total shareholders’ equity	3,003,074	3,341,314	3,003,074	3,341,314	(10.1%)		(10.1%)
	Cash flows from operating activities	129,659	113,589	491,505	419,191	14.1%		17.3%

PER SHARE AND SHARE DATA	Basic earnings per share Net (loss) income	$(0.29)	$5.59	$2.40	$11.78	(105.2%)		(79.6%)
	Operating income	$2.26	$3.15	$2.34	$6.19	(28.3%)		(62.2%)
	Diluted earnings per share Net (loss) income	$(0.29) *	$5.21	$2.30	$11.03	(105.6%)		(79.1%)
	Operating income	$2.19	$2.94	$2.24	$5.79	(25.5%)		(61.3%)
	Weighted average common shares outstanding
	Basic	38,110,368	45,544,060	38,078,116	48,580,541
	Diluted	39,340,710 *	48,839,991	39,759,780	51,887,390
	Book value per share	$78.73	$78.81	$78.73	$78.81	(0.1%)		(0.1%)
	Diluted book value per share	$75.82	$72.40	$75.82	$72.40	4.7%		4.7%

FINANCIAL RATIOS	Annualized return on average equity (ROAE), net (loss) income	(1.5%)	31.0%	4.1%	24.2%	(32.5)	pts	(20.1)	pts
	Annualized ROAE, operating income	11.5%	17.5%	4.0%	12.7%	(6.0)	pts	(8.7)	pts
	Annualized investment book yield	2.4%	2.9%	2.6%	3.4%	(0.5)	pts	(0.8)	pts

	Loss and loss expense ratio	55.4%	37.4%	70.3%	53.9%	18.0	pts	16.4	pts
	Acquisition cost ratio	10.7%	12.3%	11.4%	11.9%	(1.6)	pts	(0.5)	pts
	General and administrative expense ratio	17.8%	20.6%	19.0%	19.8%	(2.8)	pts	(0.8)	pts

	Expense ratio	28.5%	32.9%	30.4%	31.7%	(4.4)	pts	(1.3)	pts

	Combined ratio	83.9%	70.3%	100.7%	85.6%	13.6	pts	15.1	pts

*	Diluted weighted average common shares outstanding were only used in the calculation of diluted operating income per share. There were no common share equivalents included in calculating diluted earnings per share as there was a net loss and any additional shares would prove to be anti-dilutive.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED STATEMENTS OF OPERATIONS — CONSECUTIVE QUARTERS

	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED
	SEPTEMBER 30, 2011	JUNE 30, 2011	MARCH 31, 2011	DECEMBER 31, 2010	SEPTEMBER 30, 2010
Revenues
Gross premiums written	$442,698	$519,598	$560,688	$381,942	$378,445
Net premiums written	$350,260	$395,803	$480,871	$287,199	$302,169

Net premiums earned	$371,340	$355,307	$334,876	$342,804	$339,496
Net investment income	47,883	52,368	50,208	50,168	59,479
Net realized investment (losses) gains	(130,809)	58,878	50,376	(3,738)	116,930
Other income	35,000	—	—	—	—

Total revenues	$323,414	$466,553	$435,460	$389,234	$515,905

Expenses
Net losses and loss expenses:
Current year	$267,070	$279,514	$348,802	$233,950	$228,362
Prior years	(61,524)	(43,701) *	(44,350)	(73,931)	(101,374)

Total net losses and loss expenses	$205,546	$235,813	$304,452	$160,019	$126,988
Acquisition costs	39,680	42,971	38,082	38,848	41,919
General and administrative expenses	66,007	67,201	67,956	85,134	69,871
Amortization and impairment of intangible assets	767	766	767	808	892
Interest expense	13,748	13,745	13,742	11,650	9,533
Foreign exchange loss (gain)	2,966	1,184	(442)	196	(1,387)

Total expenses	$328,714	$361,680	$424,557	$296,655	$247,816

(Loss) Income before income taxes	$(5,300)	$104,873	$10,903	$92,579	$268,089
Income tax expense (benefit)	5,672	11,073	2,283	(207)	13,569

Net (loss) income	$(10,972)	$93,800	$8,620	$92,786	$254,520

GAAP Ratios
Loss and loss expense ratio	55.4%	66.4%	90.9%	46.7%	37.4%
Acquisition cost ratio	10.7%	12.1%	11.4%	11.3%	12.3%
General and administrative expense ratio	17.8%	18.9%	20.3%	24.8%	20.6%

Expense ratio	28.5%	31.0%	31.7%	36.1%	32.9%

Combined ratio	83.9%	97.4%	122.6%	82.8%	70.3%

Per Share Data
Basic earnings per share
Net (loss) income	$(0.29)	$2.45	$0.23	$2.30	$5.59
Operating income (loss)	$2.26	$1.15	$(1.08)	$2.41	$3.15
Diluted earnings per share
Net (loss) income	$(0.29)	$2.36	$0.21	$2.13	$5.21
Operating income (loss)	$2.19	$1.11	$(1.02)	$2.24	$2.94

*	Includes prior year development of $55.2 million and the impact of a commutation, which increased prior years net losses and loss expenses by $11.5 million.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED STATEMENTS OF OPERATIONS — YEAR TO DATE

	NINE MONTHS ENDED	NINE MONTHS ENDED
	SEPTEMBER 30, 2011	SEPTEMBER 30, 2010
Revenues
Gross premiums written	$1,522,984	$1,376,455
Net premiums written	1,226,934	1,105,256

Net premiums earned	$1,061,523	$1,016,744
Net investment income	150,459	193,975
Net realized investment (losses) gains	(21,555)	289,350
Net impairment charges recognized in earnings	—	(168)
Other income	35,000	913

Total revenues	$1,225,427	$1,500,814

Expenses
Net losses and loss expenses:
Current year	$895,386	$778,424
Prior years	(149,575) *	(230,560) **

Total net losses and loss expenses	745,811	547,864
Acquisition costs	120,733	120,641
General and administrative expenses	201,164	201,423
Amortization and impairment of intangible assets	2,300	2,675
Interest expense	41,235	28,592
Foreign exchange loss	3,708	248

Total expenses	$1,114,951	$901,443

Income before income taxes	$110,476	$599,371
Income tax expense	19,028	27,152

Net income	$91,448	$572,219

GAAP Ratios
Loss and loss expense ratio	70.3%	53.9%
Acquisition cost ratio	11.4%	11.9%
General and administrative expense ratio	19.0%	19.8%

Expense ratio	30.4%	31.7%

Combined ratio	100.7%	85.6%

Per Share Data
Basic earnings per share
Net income	$2.40	$11.78
Operating income	$2.34	$6.19
Diluted earnings per share
Net income	$2.30	$11.03
Operating income	$2.24	$5.79

*	Includes prior year reserve development of $161.1 million and the impact of a commutation, which increased prior years net losses and loss expenses by $11.5 million.

**	Includes prior year reserve development of $239.4 million and the impact of a commutation, which increased prior years net losses and loss expenses by $8.9 million.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED PREMIUM DISTRIBUTION ANALYSIS BY SEGMENT AND GEOGRAPHIC LOCATION
CURRENT QUARTER

THREE MONTHS ENDED SEPTEMBER 30, 2011	THREE MONTHS ENDED SEPTEMBER 30, 2010

Gross Premiums Written = $442,698	Gross Premiums Written = $378,445

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED PREMIUM DISTRIBUTION ANALYSIS BY LINE OF BUSINESS
CURRENT QUARTER

THREE MONTHS ENDED SEPTEMBER 30, 2011	THREE MONTHS ENDED SEPTEMBER 30, 2010

Gross Premiums Written = $442,698	Gross Premiums Written = $378,445

*	Includes premiums written in our i-Bind line of business

**	Includes premiums written in our facultative reinsurance line of business

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED PREMIUM DISTRIBUTION ANALYSIS BY SEGMENT AND GEOGRAPHIC LOCATION
YEAR TO DATE

NINE MONTHS ENDED SEPTEMBER 30, 2011	NINE MONTHS ENDED SEPTEMBER 30, 2010

Gross Premiums Written = $1,522,984	Gross Premiums Written = $1,376,455

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED PREMIUM DISTRIBUTION ANALYSIS BY LINE OF BUSINESS
YEAR TO DATE

NINE MONTHS ENDED SEPTEMBER 30, 2011	NINE MONTHS ENDED SEPTEMBER 30, 2010

Gross Premiums Written = $1,522,984	Gross Premiums Written = $1,376,455

*	Includes premiums written in our i-Bind line of business

**	Includes premiums written in our facultative reinsurance line of business

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED SEGMENT RESULTS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2011

	U.S.	INTERNATIONAL		CONSOLIDATED
	INSURANCE	INSURANCE	REINSURANCE	TOTALS
Revenues
Gross premiums written	$201,522	$109,612	$131,564	$442,698
Net premiums written	$157,310	$61,386	$131,564	$350,260

Net premiums earned	$150,474	$80,175	$140,691	$371,340

Total revenues	$150,474	$80,175	$140,691	$371,340

Expenses
Net losses and loss expenses:
Current year	$107,585	$63,516	$95,969	$267,070
Prior years	(21,865)	(19,850)	(19,809)	(61,524)

Total net losses and loss expenses	$85,720	$43,666	$76,160	$205,546
Acquisition costs	19,549	(343)	20,474	39,680
General and administrative expenses	28,945	21,558	15,504	66,007

Total expenses	$134,214	$64,881	$112,138	$311,233

Underwriting income	$16,260	$15,294	$28,553	$60,107
Net investment income				$47,883
Net realized investment losses				(130,809)
Other income — termination fee				35,000
Amortization and impairment of intangible assets				(767)
Interest expense				(13,748)
Foreign exchange loss				(2,966)

Loss before income taxes				$(5,300)

GAAP Ratios
Loss and loss expense ratio	57.0%	54.5%	54.1%	55.4%
Acquisition cost ratio	13.0%	(0.4%)	14.6%	10.7%
General and administrative expense ratio	19.2%	26.9%	11.0%	17.8%

Expense ratio	32.2%	26.5%	25.6%	28.5%

Combined ratio	89.2%	81.0%	79.7%	83.9%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED SEGMENT RESULTS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2010

	U.S.	INTERNATIONAL		CONSOLIDATED
	INSURANCE	INSURANCE	REINSURANCE	TOTALS
Revenues
Gross premiums written	$181,232	$100,858	$96,355	$378,445
Net premiums written	$140,481	$65,520	$96,168	$302,169

Net premiums earned	$129,650	$80,557	$129,289	$339,496

Total revenues	$129,650	$80,557	$129,289	$339,496

Expenses
Net losses and loss expenses:
Current year	$80,622	$71,810	$75,930	$228,362
Prior years	(25,478)	(60,770)	(15,126)	(101,374)

Total net losses and loss expenses	$55,144	$11,040	$60,804	$126,988
Acquisition costs	18,081	(29)	23,867	41,919
General and administrative expenses	31,781	22,819	15,271	69,871

Total expenses	$105,006	$33,830	$99,942	$238,778

Underwriting income	$24,644	$46,727	$29,347	$100,718

Net investment income				$59,479
Net realized investment gains				116,930
Amortization and impairment of intangible assets				(892)
Interest expense				(9,533)
Foreign exchange gain				1,387

Income before income taxes				$268,089

GAAP Ratios
Loss and loss expense ratio	42.5%	13.7%	47.0%	37.4%
Acquisition cost ratio	13.9%	0.0%	18.5%	12.3%
General and administrative expense ratio	24.5%	28.3%	11.8%	20.6%

Expense ratio	38.4%	28.3%	30.3%	32.9%

Combined ratio	80.9%	42.0%	77.3%	70.3%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED SEGMENT RESULTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2011

	U.S.	INTERNATIONAL		CONSOLIDATED
	INSURANCE	INSURANCE	REINSURANCE	TOTALS
Revenues
Gross premiums written	$611,562	$399,530	$511,892	$1,522,984
Net premiums written	$470,099	$245,281	$511,554	$1,226,934

Net premiums earned	$431,812	$236,421	$393,290	$1,061,523

Total revenues	$431,812	$236,421	$393,290	$1,061,523

Expenses
Net losses and loss expenses:
Current year	$292,498	$247,425	$355,463	$895,386
Prior years	1,648 *	(60,493)	(90,730)	(149,575) **

Total net losses and loss expenses	$294,146	$186,932	$264,733	$745,811
Acquisition costs	56,527	(2,946)	67,152	120,733
General and administrative expenses	90,997	62,939	47,228	201,164

Total expenses	$441,670	$246,925	$379,113	$1,067,708

Underwriting (loss) income	$(9,858)	$(10,504)	$14,177	$(6,185)

Net investment income				$150,459
Net realized investment losses				(21,555)
Other income — termination fee				35,000
Amortization and impairment of intangible assets				(2,300)
Interest expense				(41,235)
Foreign exchange loss				(3,708)

Income before income taxes				$110,476

GAAP Ratios
Loss and loss expense ratio	68.1%	79.1%	67.3%	70.3%
Acquisition cost ratio	13.1%	(1.2%)	17.1%	11.4%
General and administrative expense ratio	21.1%	26.6%	12.0%	19.0%

Expense ratio	34.2%	25.4%	29.1%	30.4%

Combined ratio	102.3%	104.5%	96.4%	100.7%

*	Includes prior year favorable development of $9.9 million and the impact of a commutation, which increased prior years net losses and loss expenses by $11.5 million.

**	Includes prior year favorable development of $161.1 million and the impact of a commutation, which increased prior years net losses and loss expenses by $11.5 million.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS,AG
CONSOLIDATED SEGMENT RESULTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010

	U.S.	INTERNATIONAL		CONSOLIDATED
	INSURANCE	INSURANCE	REINSURANCE	TOTALS
Revenues
Gross premiums written	$532,980	$389,881	$453,594	$1,376,455
Net premiums written	$407,274	$245,110	$452,872	$1,105,256

Net premiums earned	$384,514	$257,027	$375,203	$1,016,744
Other income	$913	$—	$—	$913

Total revenues	$385,427	$257,027	$375,203	$1,017,657

Expenses
Net losses and loss expenses:
Current year	$263,978	$274,629	$239,817	$778,424
Prior years	(41,211) *	(141,560)	(47,789)	(230,560)**

Total net losses and loss expenses	$222,767	$133,069	$192,028	$547,864
Acquisition costs	50,895	(29)	69,775	120,641
General and administrative expenses	89,578	67,321	44,524	201,423

Total expenses	$363,240	$200,361	$306,327	$869,928

Underwriting income	$22,187	$56,666	$68,876	$147,729

Net investment income				$193,975
Net realized investment gains				289,350
Net impairment charges recognized in earnings				(168)
Amortization and impairment of intangible assets				(2,675)
Interest expense				(28,592)
Foreign exchange loss				(248)

Income before income taxes				$599,371

GAAP Ratios
Loss and loss expense ratio	57.9%	51.8%	51.2%	53.9%
Acquisition cost ratio	13.2%	0.0%	18.6%	11.9%
General and administrative expense ratio	23.3%	26.2%	11.9%	19.8%

Expense ratio	36.5%	26.2%	30.5%	31.7%

Combined ratio	94.4%	78.0%	81.7%	85.6%

*	Includes prior year favorable development of $50.1 million and the impact of a commutation, which increased prior years net losses and loss expenses by $8.9 million.

**	Includes prior year favorable development of $239.4 million and the impact of a commutation, which increased prior years net losses and loss expenses by $8.9 million.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONDENSED CONSOLIDATED BALANCE SHEETS

	SEPTEMBER 30, 2011	DECEMBER 31, 2010
ASSETS
Fixed maturity investments available for sale, at fair value (amortized cost: 2011: $264,050; 2010: $828,544)	$284,966	$891,849
Fixed maturity investments trading, at fair value	6,279,615	5,769,097
Equity securities trading, at fair value	424,104	174,976
Other invested assets trading, at fair value	552,074	347,632

Total investments	7,540,759	7,183,554
Cash and cash equivalents	902,573	853,368
Insurance balances receivable	607,270	529,927
Prepaid reinsurance	218,514	187,287
Reinsurance recoverable	1,009,643	927,588
Accrued investment income	39,743	40,520
Net deferred acquisition costs	115,070	96,803
Goodwill	268,376	268,376
Intangible assets	54,576	56,876
Net deferred tax assets	26,872	19,740
Other assets	50,424	75,184

TOTAL ASSETS	$10,833,820	$10,239,223

LIABILITIES
Reserve for losses and loss expenses	$5,245,553	$4,879,188
Unearned premiums	1,158,842	962,203
Reinsurance balances payable	95,463	99,732
Net balances payable on purchases and sales of investments	405,124	318,570
Senior notes	797,885	797,700
Accounts payable and accrued liabilities	127,879	106,010

TOTAL LIABILITIES	$7,830,746	$7,163,403

SHAREHOLDERS’ EQUITY
Common shares: 2011: par value CHF 14.38 per share and 2010: par value CHF 15.00 per share (2011:40,003,642; 2010: 40,003,642 shares issued and 2011: 38,145,557; 2010: 38,089,226 shares outstanding)	571,455	600,055
Additional paid-in capital	73,797	170,239
Treasury shares, at cost (2011: 1,858,085; 2010: 1,914,416)	(112,624)	(112,811)
Retained earnings	2,452,650	2,361,202
Accumulated other comprehensive income:
net unrealized gains on investments, net of tax	17,796	57,135

TOTAL SHAREHOLDERS’ EQUITY	3,003,074	3,075,820

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$10,833,820	$10,239,223

Book value per share	$78.73	$80.75
Diluted book value per share	$75.82	$74.29

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED TOTAL INVESTMENT PORTFOLIO

	SEPTEMBER 30, 2011		JUNE 30, 2011		MARCH 31, 2011		DECEMBER 31, 2010		SEPTEMBER 30, 2010
	FAIR VALUE		FAIR VALUE		FAIR VALUE		FAIR VALUE		FAIR VALUE
FAIR VALUE
Fixed maturities available for sale	$284,966	3.4%	$345,551	4.2%	$543,808	6.8%	$891,849	11.1%	$1,570,144	19.4%
Fixed maturities trading	6,279,615	74.4%	6,201,034	74.6%	5,960,830	74.6%	5,769,097	71.8%	5,231,358	64.7%
Equity securities	424,104	5.0%	393,913	4.7%	271,057	3.4%	174,976	2.2%	121,740	1.5%
Other invested assets trading	552,074	6.5%	562,267	6.8%	469,999	5.9%	347,632	4.3%	328,275	4.1%
Cash and cash equivalents	902,573	10.7%	807,657	9.7%	746,002	9.3%	853,368	10.6%	831,444	10.3%

Total	$8,443,332	100.0%	$8,310,422	100.0%	$7,991,696	100.0%	$8,036,922	100.0%	$8,082,961	100.0%

ASSET ALLOCATION BY FAIR VALUE
U.S. government and agencies	$1,102,971	13.1%	$1,021,290	12.3%	$1,145,787	14.3%	$1,321,673	16.5%	$1,206,987	14.9%
Non-U.S. government and government agencies	225,782	2.7%	177,529	2.1%	176,193	2.2%	266,177	3.3%	388,262	4.8%
Corporate securities	2,451,278	29.0%	2,606,743	31.4%	2,654,399	33.3%	2,526,550	31.4%	2,539,994	31.5%
State, municipalities and political subdivisions	136,287	1.6%	156,922	1.9%	199,875	2.5%	245,614	3.1%	240,348	3.0%
Mortgage-backed securities	2,053,663	24.4%	1,904,565	22.9%	1,702,619	21.3%	1,751,883	21.8%	1,749,598	21.6%
Asset-backed securities	594,600	6.9%	679,536	8.2%	625,765	7.8%	549,049	6.8%	676,313	8.3%

Fixed income sub-total	6,564,581	77.7%	6,546,585	78.8%	6,504,638	81.4%	6,660,946	82.9%	6,801,502	84.1%
Hedge funds	461,944	5.5%	496,358	6.0%	426,415	5.3%	310,638	3.9%	300,981	3.8%
Private equity (funded)	90,130	1.1%	65,909	0.8%	43,584	0.6%	36,994	0.4%	27,294	0.3%
Equity securities	424,104	5.0%	393,913	4.7%	271,057	3.4%	174,976	2.2%	121,740	1.5%
Cash & cash equivalents	902,573	10.7%	807,657	9.7%	746,002	9.3%	853,368	10.6%	831,444	10.3%

Total	$8,443,332	100.0%	$8,310,422	100.0%	$7,991,696	100.0%	$8,036,922	100.0%	$8,082,961	100.0%

FIXED INCOME CREDIT QUALITY BY FAIR VALUE
U.S. government and agencies	$1,102,971	16.8%	$1,021,290	15.6%	$1,145,787	17.6%	$1,321,673	19.9%	$1,206,987	17.8%
AAA/Aaa	1,455,702	22.2%	2,825,333	43.2%	2,615,609	40.2%	2,677,441	40.2%	2,968,935	43.7%
AA/Aa	1,916,585	29.2%	500,935	7.7%	607,630	9.3%	622,446	9.3%	562,112	8.3%
A/A	1,103,176	16.8%	1,205,929	18.4%	1,289,286	19.8%	1,259,295	18.9%	1,404,202	20.6%
BBB/Baa	584,714	8.9%	626,466	9.7%	575,290	8.9%	523,577	7.9%	366,685	5.4%
BB	134,279	2.1%	116,425	1.8%	33,887	0.5%	28,050	0.4%	30,707	0.5%
B/B	54,570	0.8%	64,451	1.1%	54,162	0.9%	52,793	0.8%	63,892	0.8%
CCC+ and below	212,584	3.2%	185,754	2.8%	182,987	2.8%	175,671	2.6%	197,982	2.9%

Total	$6,564,581	100.0%	$6,546,584	100.0%	$6,504,638	100.0%	$6,660,946	100.0%	$6,801,502	100.0%

STATISTICS
Annualized book yield, year to date	2.6%		2.7%		2.6%		3.3%		3.4%
Duration*	2.1 years		2.3 years		2.8 years		2.7 years		2.5 years
Average credit quality (S&P)	AA-		AA		AA		AA		AA

*	Includes only cash and cash equivalents and fixed maturity investments

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
INVESTMENT PORTFOLIO — ADDITIONAL DETAIL
SEPTEMBER 30, 2011

		AVERAGE	PORTFOLIO
	FAIR VALUE	RATING	PERCENTAGE
Cash & cash equivalents	$902,573	AAA	10.7%
U.S. government securities	894,246	AA+	10.6%
U.S. government agencies	208,725	AA+	2.5%
Non-U.S. government and government agencies	225,782	AAA	2.7%
Mortgage-backed securities:
Agency MBS	1,374,564	AA+	16.3%
Non-agency RMBS	139,870	A+	1.7%
Non-agency RMBS — Non investment grade strategy	188,525	CCC	2.2%
CMBS	350,704	AA+	4.2%
Total mortgage-backed securities	2,053,663		24.4%
Corporate securities:
Financials	1,331,645	AA-	15.8%
Industrials	921,336	BBB	10.9%
Utilities	198,297	BBB+	2.3%
Total corporate securities	2,451,278		29.0%
Asset-backed securities:
Credit cards	52,482	AAA	0.6%
Auto receivables	95,814	AAA	1.1%
Student loans	198,295	AAA	2.3%
Collateralized loan obligations	169,680	AA+	2.0%
Other	78,329	AAA	0.9%

Total asset-backed securities	594,600		6.9%
State, municipalities and political subdivisions	136,287	AA-	1.6%
Hedge funds	461,944	N/A	5.5%
Private equity (funded)	90,130	N/A	1.1%
Equities	424,104	N/A	5.0%

Total Investment Portfolio	$8,443,332		100.0%

TOP 10 CORPORATE EXPOSURES

		PORTFOLIO
CORPORATE	FAIR VALUE	PERCENTAGE
JPMorgan Chase & Co	$70,207	0.8%
Citigroup Inc	63,348	0.8%
Bank of America Corp	54,969	0.7%
Sparebank 1 Boligkreditt AS	52,277	0.6%
Morgan Stanley	49,860	0.6%
Wells Fargo & Co	48,600	0.6%
American Express Co	42,751	0.5%
Verizon Communications Inc	41,876	0.5%
HSBC Holdings PLC	37,517	0.4%
General Electric Co	37,208	0.4%

			LONG	SHORT
	FAIR VALUE	UNFUNDED	EXPOSURE(1)	EXPOSURE(2)	GROSS	NET
OTHER INVESTED ASSET FUND DETAILS	SEPTEMBER 30, 2011	COMMITMENTS	(% OF FUNDED)	(% OF FUNDED)	EXPOSURE(3)	EXPOSURE(4)
Private equity (primary and secondary)	$78,078	$162,162	100%	0%	100%	100%
Mezzanine debt	3,308	111,621	100%	0%	100%	100%
Distressed	8,744	36,392	100%	0%	100%	100%

Total private equity	90,130	310,175

Distressed hedge funds	46,767	—	64%	42%	106%	22%
Equity long/short	175,170	—	78%	58%	136%	20%
Multi-strategy	157,479	—	88%	66%	154%	22%
Event driven	82,528	—	93%	69%	162%	24%

Total other invested assets	$552,074	$310,175

(1)	Long exposure represents the ratio of the fund’s equity to investments in securities (over 100% may denote explicit borrowing).

(2)	Short exposure represents the ratio of the fund’s equity to securities sold short.

(3)	Gross exposure is the addition of the long and short exposures.

(4)	Net exposure is the subtraction of the short exposure from the long exposure.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
INVESTMENT PORTFOLIO — ADDITIONAL DETAIL
SEPTEMBER 30, 2011
NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES DETAIL
NON INVESTMENT GRADE STRATEGY

											AVERAGE
										TOTAL	CREDIT
Vintage	AAA	AA	A	BBB	BB	B	CCC	CC	D	FAIR VALUE	ENHANCEMENT**
2007	$—	—	$—	$—	$—	$—	$36,711	$3,956	$11,823	$52,490	21.7%
2006	—	—	2,342	—	942	—	53,270	—	29,684	86,238	19.0%
2005 and prior	13,346	—	274	24	—	7,555	11,116	11,754	5,728	49,797	23.0%

Total*	$13,346	$—	$2,616	$24	$942	$7,555	$101,097	$15,710	$47,235	$188,525	20.8%

*	Included in the above is fair value of $5.4 million of subprime mortgages with an average rating of B-.
NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES DETAIL
CORE FIXED INCOME ACCOUNT

											AVERAGE
										TOTAL	CREDIT
Vintage	AAA	AA	A	BBB	BB	B	CCC	CC	D	FAIR VALUE	ENHANCEMENT**
2007	$238	$—	$—	$—	$—	$—	$695	$543	$—	$1,476	1.4%
2006	11,088	—	—	—	—	1,746	—	—	—	12,834	13.9%
2005 and prior	77,158	8,183	8,395	1,573	17,955	11,446	850	—	—	125,560	11.1%

Total*	$88,484	$8,183	$8,395	$1,573	$17,955	$13,192	$1,545	$543	$—	$139,870	11.3%

*	Included in the above is fair value of $0.1 million of subprime mortgages with an average rating of AA+.
COMMERCIAL MORTGAGE BACKED SECURITIES DETAIL

											AVERAGE
										TOTAL	CREDIT
Vintage	AAA	AA	A	BBB	BB	B	CCC	CC	NR	FAIR VALUE	ENHANCEMENT**
2011	$29,975	$29,566	$—	$—	$—	$—	$—	—	$—	$59,541	62.8%
2010	16,128	30,903	—	—	—	—	—	—	—	47,031	71.9%
2009	—	—	—	—	—	—	—	—	—	—	0.0%
2008	6,374	—	—	—	—	—	—	—	—	6,374	27.9%
2007	30,118	809	—	—	—	—	—	—	—	30,927	44.6%
2006	93,197	—	—	413	—	—	2,270	—	—	95,880	32.6%
2005 and prior	101,154	410	690	—	—	—	—	—	8,697	110,951	24.6%

Total	$276,946	$61,688	$690	$413	$—	$—	$2,270	$—	$8,697	$350,704	41.5%

**	Average credit enhancement is the amount, reported as a percentage, of subordination and/or overcollateralization available to support the security.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
INVESTMENT PORTFOLIO — ADDITIONAL DETAIL
SEPTEMBER 30, 2011
TOTAL EXPOSURE BY ASSET TYPE AND CONTINENT

		ASIA / MIDDLE			NORTH	SOUTH	TOTAL
ASSET TYPE	AFRICA	EAST	AUSTRALIA	EUROPE	AMERICA	AMERICA	EXPOSURE
Sovereign*	$—	$—	$17,777	$52,798	$1,213,823	$—	$1,284,398
Sovereign — guaranteed
financial institutions	—	6,504	48,655	170,792	—	—	225,951
Mortgage-backed securities:
Agency MBS	—	—	—	—	1,374,564	—	1,374,564
RMBS	—	—	244	11,673	316,478	—	328,395
CMBS	—	—	—	—	350,704	—	350,704
Corporate securities:
Financials	—	25,789	17,822	383,653	719,780	3,005	1,150,049
Industrials	8,214	29,174	24,656	117,996	705,211	36,085	921,336
Utilities	—	5,971	—	14,606	172,148	5,572	198,297
Asset-backed securities	—	—	—	27,899	566,701	—	594,600
State and municipalities	—	—	—	—	136,287	—	136,287
Equities	—	68,195	11,433	25,872	310,864	7,740	424,104

TOTAL EXPOSURE	$8,214	$135,633	$120,587	$805,289	$5,866,560	$52,402	$6,988,685

TOTAL EXPOSURE BY COUNTRY AND CONTINENT

		ASIA / MIDDLE			NORTH	SOUTH	TOTAL
COUNTRY	AFRICA	EAST	AUSTRALIA	EUROPE	AMERICA	AMERICA	EXPOSURE
Australia	$—	$—	$120,587	$—	$—	$—	$120,587
Belgium	—	—	—	21,341	—	—	21,341
Bermuda	—	—	—	—	16,797	—	16,797
Brazil	—	—	—	—	—	23,276	23,276
Canada	—	—	—	—	249,581	—	249,581
Cayman Islands	—	—	—	—	135,554	—	135,554
China	—	16,141	—	—	—	—	16,141
Colombia	—	—	—	—	—	7,740	7,740
Curacao	—	—	—	—	—	3,275	3,275
Denmark	—	—	—	35,164	—	—	35,164
France	—	—	—	61,155	—	—	61,155
Germany	—	—	—	92,306	—	—	92,306
Hong Kong	—	8,845	—	—	—	—	8,845
India	—	2,594	—	—	—	—	2,594
Ireland	—	—	—	92	—	—	92
Israel	—	14,536	—	—	—	—	14,536
Japan	—	16,346	—	—	—	—	16,346
Luxembourg	—	—	—	12,523	—	—	12,523
Mexico	—	—	—	—	—	18,111	18,111
Netherlands	—	—	—	122,663	—	—	122,663
Norway	—	—	—	73,309	—	—	73,309
Philippines	—	5,389	—	—	—	—	5,389
Qatar	—	12,588	—	—	—	—	12,588
Russia	—	—	—	16,640	—	—	16,640
Singapore	—	34,039	—	—	—	—	34,039
South Africa	8,214	—	—	—	—	—	8,214
South Korea	—	19,276	—	—	—	—	19,276
Spain	—	—	—	21,670	—	—	21,670
Sweden	—	—	—	47,954	—	—	47,954
Switzerland	—	—	—	40,767	—	—	40,767
Taiwan	—	4,460	—	—	—	—	4,460
United Arab Emirates	—	1,419	—	—	—	—	1,419
United Kingdom	—	—	—	259,705	—	—	259,705
United States	—	—	—	—	5,464,628	—	5,464,628

TOTAL EXPOSURE	$8,214	$135,633	$120,587	$805,289	$5,866,560	$52,402	$6,988,685

*	Allied World has no direct exposure to any of the Sovereign governments of Portugal, Italy, Ireland, Greece or Spain.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
RESERVES FOR LOSSES AND LOSS EXPENSES

		AT SEPTEMBER 30, 2011

	U.S.	INTER NATIONAL		CONSOLIDATED
	INSURANCE	INSURANCE	REINSURANCE	TOTAL
Case reserves (net of reinsurance recoverable)	$296,298	$444,294	$436,020	$1,176,612
IBNR (net of reinsurance recoverable)	904,219	1,283,875	871,204	3,059,298

Total	$1,200,517	$1,728,169	$1,307,224	$4,235,910

IBNR/Total reserves (net of reinsurance recoverable)	75.3%	74.3%	66.6%	72.2%

		AT DECEMBER 31, 2010

	U.S.	INTER NATIONAL		CONSOLIDATED
	INSURANCE	INSURANCE	REINSURANCE	TOTAL
Case reserves (net of reinsurance recoverable)	$213,574	$374,105	$372,707	$960,386
IBNR (net of reinsurance recoverable)	821,531	1,321,593	848,090	2,991,214

Total	$1,035,105	$1,695,698	$1,220,797	$3,951,600

IBNR/Total reserves (net of reinsurance recoverable)	79.4%	77.9%	69.5%	75.7%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CAPITAL STRUCTURE AND LEVERAGE RATIOS

	SEPTEMBER 30,	JUNE 30,	MARCH 31,	DECEMBER 31,	SEPTEMBER 30,
	2011	2011	2011	2010	2010
Senior notes	$797,885	$797,823	$797,761	$797,700	$499,017
Shareholders’ equity	3,003,074	3,044,417	2,950,953	3,075,820	3,341,314

Total capitalization	$3,800,959	$3,842,240	$3,748,714	$3,873,520	$3,840,331

Leverage ratios
Debt to total capitalization	21.0%	20.8%	21.3%	20.6%	13.0%

Closing shareholders’ equity	$3,003,074	$3,044,417	$2,950,953	$3,075,820	$3,341,314
Deduct: accumulated other comprehensive income	(17,796)	(23,095)	(32,963)	(57,135)	(111,760)

Adjusted shareholders’ equity	$2,985,278	$3,021,322	$2,917,990	$3,018,685	$3,229,554

Net premiums written (trailing 12 months)	$1,514,133	$1,466,042	$1,440,034	$1,392,455	$1,338,950
Net premiums written (trailing 12 months) to adjusted shareholders’ equity	0.51	0.49	0.49	0.46	0.41

Total investments and cash & cash equivalents	$8,443,332	$8,310,422	$7,991,696	$8,036,922	$8,082,961
Total investments and cash & cash equivalents to adjusted shareholders’ equity	2.83	2.75	2.74	2.66	2.50

Reserve for losses and loss expenses	$5,245,553	$5,251,304	$5,100,643	$4,879,188	$4,889,825
Deduct: reinsurance recoverable	(1,009,643)	(1,013,951)	(975,523)	(927,588)	(939,956)

Net reserve for losses and loss expenses	$4,235,910	$4,237,353	$4,125,120	$3,951,600	$3,949,869
Net reserve for losses and loss expenses to adjusted shareholders’ equity	1.42	1.40	1.41	1.31	1.22

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
SHARE REPURCHASE DETAIL — CURRENT YEAR

					Maximum Dollar Value (or Approximate
	Total Number of Shares		Average Price Paid per		Dollar Value) of Shares
Period	Purchased		Share	Total Actual Cost	that May Yet Be Purchased
January 1-31, 2011	—		$—	$—	$260,873
February 1-28, 2011	282,609		61.67	17,428	243,445
March 1-31, 2011	686,554		62.01	42,572	200,873

Total March 31, 2011	969,163		$61.91	$60,000	$200,873

April 1-30, 2011	—		$—	$—	$200,873
May 1-31, 2011	—		—	—	200,873
June 1-30, 2011	—		—	—	200,873

Total June 30, 2011	—	*	$—	$—	$200,873

July 1-31, 2011	—		$—	$—	$200,873
August 1-31, 2011	—		—	—	200,873
September 1-30, 2011	—		—	—	200,873

Total September 30, 2011	—	*		$—	$200,873

Year to date September 30, 2011	969,163		$61.91	$60,000	$200,873

*	The plan was inactive in the second and third quarter of 2011 because of the merger agreement with Transatlantic Holdings, Inc. which was subsequently terminated.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
OPERATING INCOME RECONCILIATION AND
BASIC AND DILUTED EARNINGS PER SHARE INFORMATION

	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED
	SEPTEMBER 30, 2011	JUNE 30, 2011	MARCH 31, 2011	DECEMBER 31, 2010	SEPTEMBER 30, 2010
Net (loss) income	$(10,972)	$93,800	$8,620	$92,786	$254,520
Add after tax affect of:
Net realized investment losses (gains)	126,440	(50,795)	(49,526)	4,306	(109,581)
Other income — termination fee	(32,270)	—	—	—	—
Foreign exchange loss (gain)	2,966	1,184	(442)	196	(1,387)

Operating income (loss)	$86,164	$44,189	$(41,348)	$97,288	$143,552

Weighted average common shares outstanding
Basic	38,110,368	38,346,489	38,199,867	40,291,620	45,544,060
Diluted	39,340,710 *	39,800,753	40,383,523	43,501,068	48,839,991

Basic per share data
Net (loss) income	$(0.29)	$2.45	$0.23	$2.30	$5.59
Add after tax affect of:
Net realized investment losses (gains)	3.32	(1.32)	(1.30)	0.11	(2.41)
Other income — termination fee	(0.85)	—	—	—	—
Foreign exchange loss (gain)	0.08	0.02	(0.01)	—	(0.03)

Operating income (loss)	$2.26	$1.15	$(1.08)	$2.41	$3.15

Diluted per share data
Net (loss) income	$(0.29) *	$2.36	$0.21	$2.13	$5.21
Add after tax affect of:
Net realized investment losses (gains)	3.21	(1.28)	(1.22)	0.10	(2.24)
Other income — termination fee	(0.82)	—	—	—	—
Foreign exchange loss (gain)	0.09	0.03	(0.01)	0.01	(0.03)

Operating income (loss)	$2.19	$1.11	$(1.02)	$2.24	$2.94

*	Diluted weighted average common shares outstanding were only used in the calculation of diluted operating income per share. There were no common share equivalents included in calculating diluted earnings per share as there was a net loss and any additional shares would prove to be anti-dilutive.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
OPERATING INCOME RECONCILIATION AND
BASIC AND DILUTED EARNINGS PER SHARE INFORMATION

	NINE MONTHS ENDED	NINE MONTHS ENDED
	SEPTEMBER 30, 2011	SEPTEMBER 30, 2010
Net income	$91,448	$572,219
Add after tax affect of:
Net realized investment losses (gains)	26,119	(272,033)
Net impairment charges in earnings	—	109
Other income — termination fee	(32,270)	—
Foreign exchange loss	3,708	248

Operating income	$89,005	$300,543

Weighted average common shares outstanding
Basic	38,078,116	48,580,541
Diluted	39,759,780	51,887,390

Basic per share data
Net income	$2.40	$11.78
Add after tax affect of:
Net realized investment losses (gains)	0.69	(5.60)
Net impairment charges in earnings	—	—
Other income — termination fee	(0.85)	—
Foreign exchange loss	0.10	0.01

Operating income	$2.34	$6.19

Diluted per share data
Net income	$2.30	$11.03
Add after tax affect of:
Net realized investment losses (gains)	0.66	(5.24)
Net impairment charges in earnings	—	—
Other income — termination fee	(0.81)	—
Foreign exchange loss	0.09	—

Operating income	$2.24	$5.79

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY AND
RECONCILIATION OF AVERAGE SHAREHOLDERS’ EQUITY

	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED
	SEPTEMBER 30, 2011	JUNE 30, 2011	MARCH 31, 2011	DECEMBER 31, 2010	SEPTEMBER 30, 2010
Opening shareholders’ equity	$3,044,417	$2,950,953	$3,075,820	$3,341,314	$3,468,543
Deduct: accumulated other comprehensive income	(23,095)	(32,963)	(57,135)	(111,760)	(138,245)

Adjusted opening shareholders’ equity	$3,021,322	$2,917,990	$3,018,685	$3,229,554	$3,330,298

Closing shareholders’ equity	$3,003,074	$3,044,417	$2,950,953	$3,075,820	$3,341,314
Deduct: accumulated other comprehensive income	(17,796)	(23,095)	(32,963)	(57,135)	(111,760)

Adjusted closing shareholders’ equity	$2,985,278	$3,021,322	$2,917,990	$3,018,685	$3,229,554

Average shareholders’ equity	$3,003,300	$2,969,656	$2,968,338	$3,124,120	$3,279,926

Net (loss) income available to shareholders	$(10,972)	$93,800	$8,620	$92,786	$254,520
Annualized net (loss) income available to shareholders	(43,888)	375,200	34,480	371,144	1,018,080

Annualized return on average shareholders’ equity — net (loss) income available to shareholders	(1.5%)	12.6%	1.2%	11.9%	31.0%

Operating income (loss) available to shareholders	$86,164	$44,189	$(41,348)	$97,288	$143,552
Annualized operating income (loss) available to shareholders	344,656	176,756	(165,392)	389,152	574,208

Annualized return on average shareholders’ equity — operating income (loss) available to shareholders	11.5%	6.0%	(5.6%)	12.5%	17.5%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY AND
RECONCILIATION OF AVERAGE SHAREHOLDERS’ EQUITY

	NINE MONTHS ENDED	NINE MONTHS ENDED
	SEPTEMBER 30, 2011	SEPTEMBER 30, 2010
Opening shareholders’ equity	$3,075,820	$3,213,295
Deduct: accumulated other comprehensive income	(57,135)	(149,849)

Adjusted opening shareholders’ equity	$3,018,685	$3,063,446

Closing shareholders’ equity	$3,003,074	$3,341,314
Deduct: accumulated other comprehensive income	(17,796)	(111,760)

Adjusted closing shareholders’ equity	$2,985,278	$3,229,554

Average shareholders’ equity	$3,001,982	$3,146,500

Net income available to shareholders	$91,448	$572,219
Annualized net income available to shareholders	121,931	762,959

Annualized return on average shareholders’ equity — net income available to shareholders	4.1%	24.2%

Operating income available to shareholders	$89,005	$300,543
Annualized operating income available to shareholders	118,673	400,724

Annualized return on average shareholders’ equity — operating income available to shareholders	4.0%	12.7%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
DILUTED BOOK VALUE PER SHARE

	SEPTEMBER 30,	DECEMBER 31,	SEPTEMBER 30,
	2011	2010	2010

Price per share at period end	$53.71	$59.44	$56.59

Total shareholders’ equity	$3,003,074	$3,075,820	$3,341,314

Basic common shares outstanding	38,145,557	38,089,226	42,394,576

Add: unvested restricted share units	256,672	571,178	580,706

Add: performance based equity awards	898,014	1,440,017	1,409,984

Add: employee share purchase plan	1,215	10,576	—

Add: dilutive options/warrants outstanding	1,107,305	3,272,739	4,563,380
Weighted average exercise price per share	$38.80	$35.98	$34.69
Deduct: options bought back via treasury method	(799,914)	(1,980,884)	(2,797,512)

Common shares and common share equivalents outstanding	39,608,849	41,402,852	46,151,134

Basic book value per common share	$78.73	$80.75	$78.81
Year-to-date percentage change in basic book value per common share	(2.5%)	25.0%

Diluted book value per common share	$75.82	$74.29	$72.40
Year-to-date percentage change in dilutive book value per common share	2.1%	24.7%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CALCULATION OF ANNUALIZED INVESTMENT BOOK YIELD

	THREE MONTHS ENDED	THREE MONTHS ENDED	NINE MONTHS ENDED	NINE MONTHS ENDED
	SEPTEMBER 30, 2011	SEPTEMBER 30, 2010	SEPTEMBER 30, 2011	SEPTEMBER 30, 2010
Net investment income	$47,883	$59,479	$150,459	$193,975
Deduct: annual and non-recurring items	—	6,438	—	6,438

Net investment income, recurring	$47,883	$53,041	$150,459	$187,537

Annualized net investment income, recurring	$191,532	$212,164	$200,612	$250,049

Add: annual and non-recurring items	—	6,438	—	6,438

Normalized net investment income	$191,532	$218,602	$200,612	$256,487

Opening aggregate invested assets:
Fixed maturity investments, amortized cost	$6,419,637	$6,804,813	$6,542,867	$6,792,563
Equity securities, cost	365,394	73,786	160,513	309
Other invested assets, at cost	533,914	315,906	331,772	184,237
Cash and cash equivalents	807,657	543,895	853,368	379,751
Net balances on purchases and sales of investments	(252,351)	(26,107)	(318,570)	184

Opening aggregate invested assets	$7,874,251	$7,712,293	$7,569,950	$7,357,044

Closing aggregate invested assets:
Fixed maturity investments, amortized cost	$6,489,633	$6,529,858	$6,489,633	$6,529,858
Equity securities, cost	442,536	117,599	442,536	117,599
Other invested assets, cost	549,277	322,486	549,277	322,486
Cash and cash equivalents	902,573	831,444	902,573	831,444
Net balances on purchases and sales of investments	(405,124)	(307,140)	(405,124)	(307,140)

Closing aggregate invested assets	$7,978,895	$7,494,247	$7,978,895	$7,494,247

Average aggregate invested assets	$7,926,573	$7,603,270	$7,774,423	$7,425,646

Annualized investment book yield	2.4%	2.9%	2.6%	3.4%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CALCULATION OF ANNUALIZED INVESTMENT BOOK YIELD

	SIX MONTHS ENDED	THREE MONTHS ENDED	YEAR ENDED
	JUNE 30, 2011	MARCH 31, 2011	DECEMBER 31, 2010
Net investment income	$102,576	$50,208	$244,143
Deduct: annual and non-recurring items	—	—	6,438

Net investment income, recurring	$102,576	$50,208	$237,705

Annualized net investment income, recurring	$205,152	$200,832	$237,705

Add: annual and non-recurring items	—	—	6,438

Normalized net investment income	$205,152	$200,832	$244,143

Opening aggregate invested assets:
Fixed maturity investments, amortized cost	$6,542,867	$6,542,867	$6,792,563
Equity securities, cost	160,513	160,513	309
Other invested assets, at cost	331,772	331,772	184,237
Cash and cash equivalents	853,368	853,368	379,751
Net balances on purchases and sales of investments	(318,570)	(318,570)	184

Opening aggregate invested assets	$7,569,950	$7,569,950	$7,357,044

Closing aggregate invested assets:
Fixed maturity investments, amortized cost	$6,419,637	$6,398,230	$6,542,867
Equity securities, cost	365,394	245,618	160,513
Other invested assets, at cost	533,914	444,331	331,772
Cash and cash equivalents	807,657	746,002	853,368
Net balances on purchases and sales of investments	(252,351)	(204,767)	(318,570)

Closing aggregate invested assets	$7,874,251	$7,629,414	$7,569,950

Average aggregate invested assets	$7,722,101	$7,599,682	$7,463,497

Annualized investment book yield	2.7%	2.6%	3.3%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
FINANCIAL STATEMENT PORTFOLIO RETURN

	NINE MONTHS ENDED	NINE MONTHS ENDED
	SEPTEMBER 30, 2011	SEPTEMBER 30, 2010
Net investment income	$150,459	$193,975
Net realized investment (losses) gains	$(21,555)	$293,308

Opening net unrealized gains on investments:
Net unrealized gains on fixed maturities	$109,060 *	$166,187
Net unrealized (losses) gains on foreign exchange	(3,866)	41

Opening net unrealized gains on investments	$105,194	$166,228

Closing net unrealized gains on investments:
Net unrealized gains on fixed maturities	$62,805 *	$170,160 *
Net unrealized losses on foreign exchange	—	(3,270)

Closing net unrealized gains on investments	$62,805	$166,890

Net investment income, realized gains and unrealized gains	$86,515	$487,945

Opening aggregate invested assets, at fair value:
Fixed maturities available for sale	$891,849	$4,427,072
Fixed maturities trading	5,769,097	2,544,322
Other invested assets trading	522,608	184,869
Cash and cash equivalents	853,368	379,751

Total investments and cash	8,036,922	7,536,014
Net balances on purchases and sales of investments	(318,570)	184

Opening aggregate invested assets, at fair value	$7,718,352	$7,536,198

Closing aggregate invested assets, at fair value:
Fixed maturities available for sale	$284,966	$1,570,144
Fixed maturities trading	6,279,615	5,231,358
Other invested assets trading	976,178	450,015
Cash and cash equivalents	902,573	831,444

Total investments and cash	8,443,332	8,082,961
Net balances on purchases and sales of investments	(405,124)	(307,140)

Closing aggregate invested assets, at fair value	$8,038,208	$7,775,821

Average invested assets	$7,878,280	$7,656,010

Financial statement portfolio return	1.1%	6.4%

*	Excludes reclassification of net unrealized gains of $41,889 related to the adoption of ASU 2010-11.
Note: net investment income, net realized gains/losses and change in unrealized gains/losses are disclosed on a pre-tax basis.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
REGULATION G
In presenting the company’s results, management has included and discussed certain non-GAAP financial measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.
OPERATING INCOME
Operating income is an internal performance measure used by the company in the management of its operations and represents after-tax operational results excluding, as applicable, net realized investment gains or losses, net impairment charges recognized in earnings, foreign exchange gain or loss, impairment of intangible assets and any other non-recurring items. The company excludes net realized investment gains or losses, net impairment charges recognized in earnings, net foreign exchange gain or loss and any other non-recurring items from its calculation of operating income because these amounts are heavily influenced by and fluctuate in part according to the availability of market opportunities and other factors. The company excludes impairment of intangible assets as these are non-recurring charges. In addition to presenting net income determined in accordance with GAAP, the company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the company’s results of operations and the company’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. See pages 24 and 25 for reconciliation of operating income to net income.
ANNUALIZED RETURN ON AVERAGE SHAREHOLDERS’ EQUITY (“ROAE”)
Annualized return on average shareholders’ equity is calculated using average equity, excluding the average after tax unrealized gains or losses on investments. Unrealized gains (losses) on investments are primarily the result of interest rate and credit spread movements and the resultant impact on fixed income securities. Such gains (losses) are not related to management actions or operational performance, nor are they likely to be realized. Therefore, the company believes that excluding these unrealized gains (losses) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. In calculating ROAE, the net income (loss) available to shareholders for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net income (loss) available to shareholders. The company presents ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. See pages 26 and 27 for reconciliation of average shareholders’ equity.
ANNUALIZED OPERATING RETURN ON AVERAGE SHAREHOLDERS’ EQUITY
Annualized operating return on average shareholders’ equity is calculated using operating income (as defined above and annualized in the manner described for net income (loss) available to shareholders under ROAE above), and average shareholders’ equity, excluding the average after tax unrealized gains (losses) on investments. Unrealized gains (losses) are excluded from equity for the reasons outlined in the annualized return on average shareholders’ equity explanation above. See pages 24 and 25 for the reconciliation of net income to operating income and pages 26 and 27 for the reconciliation of average shareholders’ equity.
DILUTED BOOK VALUE PER SHARE
The company has included diluted book value per share because it takes into account the effect of dilutive securities; therefore, the company believes it is an important measure of calculating shareholder returns. See page 28 for a reconciliation of diluted book value per share to basic book value per share.
ANNUALIZED INVESTMENT BOOK YIELD
Annualized investment book yield is calculated by dividing normalized net investment income by average aggregate invested assets at book value. In calculating annualized investment book yield, normalized net investment income for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net investment income. Normalized net investment income is adjusted for known annual or non-recurring items. The company utilizes and presents the investment yield in order to better disclose the performance of the company’s investments and to show the components of the company’s ROAE. See pages 29 and 30 for calculation of annualized investment book yield.